================================================================================


              ---------------------------------------------------
                                  ANNUAL REPORT
              ---------------------------------------------------
                                January 31, 2000
              ---------------------------------------------------


                                   Value Line
                                   Aggressive
                                  Income Trust




                                     [LOGO]
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds


================================================================================

Value Line Aggressive Income Trust

                                                    To Our Value Line Aggressive
--------------------------------------------------------------------------------

To Our Shareholders:

For the twelve months ended January 31, 2000, the total return for the Value Line Aggressive Income Trust was 7.16%. Over the same period, the average high yield bond fund (as measured by Lipper Analytical Services) returned 2.30%.

The last year has been a challenging one for high-yield bonds. Continued economic strength has caused treasury yields to rise significantly over the past year which pushed down bond prices. Most fixed-income sectors posted either only slightly positive or negative returns for the year. Even more troubling for high yield bonds, however, is that default rates have risen to their highest levels since the recession of 1991. We think at least three factors explain why business failures have increased during an era of such widespread prosperity. The first is the aftershock from the Southeast Asian devaluation crisis which began in 1997 and reached its peak in severity in 1998. This resulted in sharply slower global economic growth, which in turn caused many commodities to decline precipitously in price. The lower prices realized by paper, steel and energy producers caused lower cash flows and rendered several issuers unable to honor their debt obligations. Second, many industries experienced significant regulatory changes affecting their competitive environment. The healthcare sector, in particular, experienced several defaults as a result of alterations to the government reimbursement system. Finally, the sheer record-breaking number of new high-yield bond deals that have come to market in the last two years, many of them more speculative in nature, have made it unavoidable that there would be an increase in defaults.

We continue to maintain our exposure to the securities of select companies in our favorite industries - namely, media and telecommunications. In this case deregulation has created tremendous opportunity for value creation through the combination of existing properties or the marketing of new services. Radio broadcasters, in particular, have enjoyed tremendous growth in cash flow, one of the fundamental determinants of creditworthiness. Cable television system operators are positioning themselves to enjoy significantly enhanced revenue streams by investing in infrastructures that allow them to offer additional viewing options, high-speed Internet access, and ultimately, telephony. Wireless telecommunications is enjoying explosive growth - these companies continue to add new customers at a rapid pace, proving out the tremendous demand for their services. We also continue to benefit from continued investment in the energy sector. Energy prices have risen extraordinarily from the depths of the cyclical bottoms mentioned above, providing increased cash flow and rising asset values for both oil and natural gas producers. The companies who provide drilling, maintenance, and supply services to hydrocarbon producers have benefited as well. We maintain minimal exposure to industries such as healthcare and retail, as we are not nearly as comfortable with the asset values underneath these companies.

One aspect of the market that still remains affected by the credit crunch of 1998 is the liquidity premium. This is the yield differential between larger, widely followed credits and smaller, more obscure companies. Historically, investors demand additional yield to hold less liquid names, in order to compensate for their not being as easily tradable. During the credit crunch of 1998, this spread increased dramatically, as nervous investors flocked to the safest, most liquid companies as confidence in the credit markets was tested. As the market recovered, the liquidity spread narrowed, but it is still wider than the historical averages. This suggests that investors still remain somewhat cautious about the state of the markets. We are cautiously optimistic about the coming year. We expect the default rate to ease, and although the Federal Reserve is poised to undertake multiple tightenings, we expect the economy to slow only gradually, providing modest returns to high yield investors.

                                             Sincerely,

                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President
March 3, 2000

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2

                                              Value Line Aggressive Income Trust

Income Trust Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the continued healthy gains in personal income, and the comparatively high levels of consumer spending. Overall, we estimate that Gross Domestic Product growth will exceed 4% in the opening quarter and average 3.5%-4.0% for the year as a whole. That would make 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held in check for the most part, in spite of a further recent surge in oil and gasoline prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, an increase in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a more restrictive monetary course in the months ahead. As such, we now expect the lead bank to vote two additional, albeit modest, interest rate increases before midyear.

Performance Data:*

                               1 year ended      5 years ended   10 years ended
                                 12/31/99          12/31/99         12/31/99
                               ------------------------------------------------
Average Annual Total Return*       9.05%            11.11%           10.22%

                               1 year ended      5 years ended   10 years ended
                                  1/31/00           1/31/00          1/31/00
                               ------------------------------------------------
Average Annual Total Return*       7.16%            11.31%           10.41%

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line Aggressive Income Trust to that of the Lehman Brothers Aggregate Bond Index. The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.




          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   VALUE LINE AGGRESSIVE INCOME TRUST AND THE
                      LEHMAN BROTHERS AGGREGATE BOND INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                               Value Line              Lehman Brothers
                          Aggressive Income Trust    Aggregate Bond Index
                          -----------------------    --------------------
            2/90                 $10,000                   $10,000
            4/90                 $ 9,832                   $ 9,948
            7/90                 $10,368                   $10,551
            10/90                $ 9,311                   $10,629
            1/91                 $ 9,927                   $11,163
            4/91                 $11,136                   $11,459
            7/91                 $11,581                   $11,680
            10/91                $12,146                   $12,310
            1/92                 $12,652                   $12,618
            4/92                 $12,940                   $12,719
            7/92                 $13,465                   $13,406
            10/92                $13,507                   $13,520
            1/93                 $14,208                   $14,002
            4/93                 $14,777                   $14,406
            7/93                 $15,468                   $14,769
            10/93                $16,032                   $15,125
            1/94                 $16,872                   $15,282
            4/94                 $16,038                   $14,529
            7/94                 $15,893                   $14,783
            10/94                $15,839                   $14,570
            1/95                 $15,748                   $14,928
            4/95                 $16,548                   $15,591
            7/95                 $17,242                   $16,277
            10/95                $18,182                   $16,850
            1/96                 $19,495                   $17,458
            4/96                 $20,188                   $16,939
            7/96                 $20,596                   $17,179
            10/96                $21,749                   $17,835
            1/97                 $23,027                   $18,027
            4/97                 $22,880                   $18,139
            7/97                 $24,531                   $19,028
            10/97                $25,511                   $19,421
            1/98                 $26,473                   $19,960
            4/98                 $27,177                   $20,118
            7/98                 $27,189                   $20,525
            10/98                $23,511                   $21,234
            1/99                 $25,114                   $21,572
            4/99                 $26,501                   $21,380
            7/99                 $25,690                   $21,036
            10/99                $25,267                   $21,348
            1/00                 $26,912                   $21,174

                   (Period covered is from 2/1/90 to 1/31/00)




--------------------------------------------------------------------------------
* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns.

--------------------------------------------------------------------------------
4

                                              Value Line Aggressive Income Trust


Schedule of Investments                                         January 31, 2000
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
UNITS (0.6%)
               FOREIGN TELECOMMUNICATIONS (0.6%)
$ 2,000,000    GT Group Telecom Inc. (consisting of Senior Discount Notes.  Zero coupon until 2/1/05, 13 1/4% thereafter and Warrants to purchase 4.9106 shares of Class "B" Common Stock, @ $.01/share, Warrants expire
                 2/1/10) due 2/1/10(1) .................................................... $  1,065,000
                                                                                            ------------
               TOTAL UNITS (Cost $1,060,260)  .............................................    1,065,000
                                                                                            ------------
CONVERTIBLE BONDS & NOTES (2.4%)
               OILFIELD SERVICES/EQUIPMENT (1.2%)
  6,000,000    Pride International, Inc. Zero Coupon Subordinated Debentures
                 (each debenture is convertible to 13.974 shares of Common
                  Stock at anytime) 4/24/18................................................    2,062,500
               PETROLEUM--PRODUCING (1.2%)
  3,340,000    Lomak Petroleum, Inc. 6%, Subordinated Debentures (each debenture is convertible to 51.948 shares of Common Stock @ $12.88,
                 at anytime) 2/1/07 .......................................................    2,004,000
                                                                                            ------------
               TOTAL CONVERTIBLE BONDS & NOTES (Cost $4,068,379) ..........................    4,066,500
                                                                                            ------------
CORPORATE BONDS & NOTES (72.8%)
               ADVERTISING (1.8%)
  1,130,000    Adams Outdoor Advertising Ltd., Senior Notes, 10 3/4%, 3/15/06..............    1,163,900
  2,000,000    Lamar Media Corp., Senior Sub. Notes, 8 5/8%, 9/15/07.......................    1,955,000
                                                                                            ------------
                                                                                               3,118,900
                                                                                            ------------
               AUTO PARTS (ORIGINAL EQUIPMENT)(1.1%)
  2,000,000    Federal-Mogul Corp., Notes, 7 3/4%, 7/1/06..................................    1,836,694

               CABLE TV (9.5%)
  3,000,000    Diva Systems Corp., Senior Discount Notes, Series"B", (zero coupon
                 until 3/1/03, 12 5/8% thereafter) 3/1/08..................................    1,226,250
  6,500,000    Knology Holdings Inc., Senior Discount Notes, (zero coupon until 10/15/02,
                 11 7/8% thereafter) 10/15/07..............................................    4,249,375
  4,000,000    Mediacom LLC, Capital Corp., Senior Notes, 7 7/8%, 2/15/11 (1)..............    3,440,000
  2,000,000    NTL Inc., Senior Deferred Coupon Notes, (zero coupon until
                 4/1/03, 9 3/4% thereafter) 4/1/08.........................................    1,342,500
  4,000,000    United International Holdings Inc., Senior Discount Notes,
                 (zero coupon until 2/15/03, 10 3/4% thereafter) 2/15/08...................    2,650,000
  2,000,000    United Pan-Europe Communications, N.V., Senior Discount Notes,
                 (zero coupon until 11/1/04, 13 3/8% thereafter) 11/1/09 (1) ..............    1,077,500
  1,000,000    United Pan-Europe Communications, N.V., Senior Notes,
                 Series "B" 11 1/4% , 2/1/10 (1)...........................................    1,013,750
  2,000,000    United Pan-Europe Communications, N.V., Senior Discount Notes,
                 (zero coupon until 2/1/05, 13 3/4% thereafter) 2/1/10 (1).................    1,057,500
                                                                                            ------------
                                                                                              16,056,875
                                                                                            ------------

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                                                                               5

Value Line Aggressive Income Trust


Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               ENTERTAINMENT (7.0%)
$ 4,000,000    Big City Radio Inc., Senior Discount Notes, (zero coupon until
                 3/15/01, 11 1/4% thereafter) 3/15/05...................................... $  2,555,000
  1,000,000    CD Radio, Inc., Senior Secured Notes, 14 1/2%, 5/15/09......................      940,000
  2,000,000    Chancellor Media Corp., Senior Sub. Notes, Series "B", 8 1/8%, 12/15/07.....    1,980,000
  4,000,000    Radio Unica Corp., Senior Discount Notes, (zero coupon unitl 8/1/02,
                 11 3/4% thereafter) 8/1/06................................................    2,575,000
  2,000,000    Regal Cinemas Inc., Senior Sub. Notes, 9 1/2%, 6/1/08.......................    1,380,000
  4,000,000    Telemundo Holdings Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 8/15/03, 11 1/2% thereafter) 8/15/08...................    2,415,000
                                                                                            ------------
                                                                                              11,845,000
                                                                                            ------------
               ENVIRONMENTAL (1.3%)
  2,500,000    Allied Waste North America, Inc., Senior Notes, Series "B", 7 7/8%, 1/1/09..    2,156,250

               FOREIGN TELECOMMUNICATIONS (13.4%)
  3,000,000    Clearnet Communications Inc., Senior Discount Notes, (zero coupon
                 until 5/1/04, 10 1/8% thereafter) 5/1/09..................................    1,788,750
  7,000,000    Dolphin Telecom PLC, Senior Discount Notes, (zero coupon until 6/1/03,
                 11 1/2% thereafter), 6/1/08...............................................    3,246,250
  2,000,000    Esprit Telecom Group PLC , Senior Notes, 11 1/2%, 12/15/07..................    1,970,000
  2,000,000    Global Crossing Holdings LTD, Senior Notes, 9 1/2%, 11/15/09 (1)............    1,925,000
  3,000,000    Microcell Telecommunications, Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 12/1/01, 14% thereafter) 6/1/06........................    2,696,250
  4,500,000    Orion Network Systems, Inc., Senior Discount Notes, (zero coupon
                 until 1/15/02, 12 1/2% thereafter) 1/15/07................................    2,289,375
  1,000,000    Primus Telecommunications Inc., Senior Notes, 12 3/4%, 10/15/09.............    1,010,000
  3,000,000    RSL Communications PLC., Senior Discount Notes, (zero coupon
                 until 3/1/03, 10 1/8% thereafter) 3/1/08..................................    1,781,250
  4,000,000    Viatel Inc., Senior Discount Notes, (zero coupon until 4/15/03,
                 12 1/2% thereafter) 4/15/08...............................................    2,430,000
  4,000,000    World Access Inc., Senior Notes, 13 1/4%, 1/15/08...........................    3,605,000
                                                                                            ------------
                                                                                              22,741,875
                                                                                            ------------
               HOME APPLIANCE (0.8%)
  1,500,000    Windmere-Durable Holdings, Inc., Senior Sub. Notes, 10%, 7/31/08............    1,421,250

               HOTEL/GAMING (4.2%)
  2,000,000    Hilton Hotels Corp., Senior Notes, 7.95%, 4/15/07...........................    1,843,325
  2,000,000    ITT Corp., Notes, 6 3/4%, 11/15/05..........................................    1,750,911
  2,000,000    Park Place Entertainment Corp., Senior Sub. Notes, 7 7/8%, 12/15/05.........    1,890,000
  2,000,000    Trump Atlantic City Associates/Funding Inc., Secured First Mortgage
                 Notes, 11 1/4%, 5/1/06....................................................    1,557,500
                                                                                            ------------
                                                                                               7,041,736
                                                                                            ------------

--------------------------------------------------------------------------------
6

                                              Value Line Aggressive Income Trust


                                                                January 31, 2000
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               INTERNET (1.2%)
$ 1,000,000    Covad Communications Group, Senior Notes, 12%, 2/15/10(1)................... $  1,007,500
  1,000,000    Globix Corp., Senior Notes, 12 1/2%, 2/1/10 (1).............................    1,005,000
                                                                                            ------------
                                                                                               2,012,500
                                                                                            ------------

               MACHINERY (3.7%)
  2,500,000    Columbus McKinnon Corp., Senior Sub. Notes, 8 1/2%, 4/1/08..................    2,193,750
  2,500,000    Mark IV Industries Inc., Senior Sub. Notes, 7 1/2%, 9/1/07..................    2,225,000
  2,000,000    Terex Corp., Senior Sub. Notes, Series "D" 8 7/8%, 4/1/08 ..................    1,862,500
                                                                                            ------------
                                                                                               6,281,250
                                                                                            ------------

               MEDICAL SERVICES (1.4%)
  2,500,000    Tenet HealthCare Corp., Senior Notes, 8%, 1/15/05...........................    2,372,588

               OILFIELD SERVICES/EQUIPMENT (3.0%)
  2,000,000    Key Energy Services Inc., Senior Sub. Notes, Series "B", 14%, 1/15/09.......    2,185,000
  1,000,000    RBF Finance Co., Senior Secured Notes, 11 3/8%, 3/15/09.....................    1,057,500
  2,000,000    Trico Marine Services Inc. Senior Notes, Series"G", 8 1/2%, 8/1/05..........    1,845,000
                                                                                            ------------
                                                                                               5,087,500
                                                                                            ------------

               PAPER & FOREST PRODUCTS (0.5%)
  1,000,000    Repap New Brunswick, Inc., Second Priority Senior Secured Notes,
                 10 5/8%, 4/15/05..........................................................      915,000

               PETROLEUM -- PRODUCING (6.2%)
  4,000,000    Bellwether Exploration Co., Senior Sub. Notes, 10 7/8%, 4/1/07..............    3,505,000
  2,000,000    Chesapeake Energy Corp., Senior Notes, Series "B", 8 1/2%, 3/15/12..........    1,652,500
  2,000,000    Denbury Management Inc, Senior Sub. Notes, 9%, 3/1/08.......................    1,780,000
  2,000,000    Lomak Petroleum Inc, Senior Sub. Notes, 8 3/4%, 1/15/07.....................    1,795,000
  2,000,000    Ocean Energy Inc., Senior Notes, Series "B", 7 5/8%, 7/1/05.................    1,866,025
                                                                                            ------------
                                                                                              10,598,525
                                                                                            ------------

               RETAIL STORE (2.6%)
  2,000,000    Ames Department Stores, Inc., Senior Notes, 10%, 4/15/06....................    1,875,000
  2,250,000    Kmart Corp., Debentures, 12 1/2%, 3/1/05....................................    2,506,182
                                                                                            ------------
                                                                                               4,381,182
                                                                                            ------------

               TELECOMMUNICATION EQUIPMENT (1.4%)
  4,000,000    Spectrasite Holdings Inc., Senior Discount Notes, (zero coupon until
                 4/15/04, 11 1/4% thereafter) 4/15/09......................................    2,320,000


--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (12.7%)
$ 2,000,000    American Cellular Corp., Senior Notes, 10 1/2%, 5/15/08..................... $  2,235,000
  2,500,000    Centennial Cellular Operating Co., Senior Sub. Notes, 10 3/4%, 12/15/08 ....    2,606,250
 12,250,000    DTI Holdings Inc., Senior Discount Notes, Series "B", (zero coupon
                 until 3/1/03, 12 1/2% thereafter) 3/1/08..................................    5,497,188
  5,000,000    GST Network Funding, Inc., Senior Secured Discount Notes,
                 (zero coupon until 5/1/03, 10 1/2% thereafter) 5/1/08.....................    2,768,750
  2,000,000    Hyperion Telecommunications Inc., Senior Secured Notes,
                 Series "B", 12 1/4%, 9/1/04...............................................    2,125,000
  1,130,000    ICG Services Inc., Senior Discount Notes, (zero coupon until
                 5/1/03, 9 7/8% thereafter) 5/1/08.........................................      614,437
  3,000,000    KMC Telecom Holdings Inc., Senior Discount Notes, (zero coupon
                 until 2/15/03, 12 1/2% thereafter) 2/15/08................................    1,676,250
  2,000,000    Nextel Communications, Inc., Senior Notes, 9 3/8%, 11/15/09(1)..............    1,920,000
  2,000,000    Omnipoint Corp., Senior Notes, Series "A", 11 5/8%, 8/15/06.................    2,110,000
                                                                                            ------------
                                                                                              21,552,875
                                                                                            ------------

               TEXTILE (1.0%)
  2,000,000    Westpoint Stevens Inc., Senior Notes, 7 7/8%, 6/15/05.......................    1,785,000
                                                                                            ------------


               TOTAL CORPORATE BONDS & NOTES (Cost $128,113,366) ..........................  123,525,000
                                                                                            ------------

CONVERTIBLE PREFERRED STOCKS (2.8%)

               CABLE TV (0.6%)
      3,000    Adelphia Communications Corp., Series "D", Par $200.  (each share is convertible to 2.45549 shares of Common Stock @$81.45
                 beginning 5/15/02), 5 1/2%, 12/31/49......................................      572,625
      5,000    Unitedglobalcom, Series "C", Par $50.  (each share is convertible to 1.1862
                 shares of Common Stock @$42.15 beginning 12/31/00), 7%, 12/31/49 (1)......      431,250
                                                                                            ------------
                                                                                               1,003,875
                                                                                            ------------

               FOREIGN TELECOMMUNICATIONS (0.3%)
     10,000    Global Telesystems Group, Inc., Par $50.  (each share is convertible to 1.4492
                 shares of Common Stock @$34.50 beginning 3/15/02), 7 1/4%, 12/31/49 (1)...      446,250

               INTERNET (0.4%)
     10,000    Psinet Inc., Series "C", Par $50.  (each share is convertible to 1.6034
                 shares of Common Stock @$31.1837 at any time), 6 3/4%, 12/31/49...........      712,500

--------------------------------------------------------------------------------
8

                                              Value Line Aggressive Income Trust


                                                                January 31, 2000
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (1.5%)
     10,000    Broadwing, Inc., Series"B"Par $50.  (each share is convertible to 1.4420
                 shares of Common Stock @$34.674, beginning 4/1/02), 6 3/4%, 12/31/49...... $    610,000
     65,000    Intermedia Communications, Inc., Par $25.  (each share is convertible to 0.5942 shares of Common Stock @$42.075, beginning 10/17/01),
                 7%, 12/31/49 (1)..........................................................    1,941,875
                                                                                            ------------
                                                                                               2,551,875
                                                                                            ------------

               TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,326,500) .......................    4,714,500
                                                                                            ------------

PREFERRED STOCKS (9.9%)

               ENTERTAINMENT (4.6%)
      1,642    Cumulus Media, Inc., 13 3/4%, each share is exchangeable one for one
                 into Senior Notes Series "A", Par $1,000, 7/1/09 (3)......................    1,810,305
      3,000    Granite Broadcasting Corp., 12 3/4%, each share is exchangeable one for one
                 into Debentures, Par $1,000, 4/1/09 (3)...................................    3,067,500
      2,896    Paxson Communications Corp., 12 1/2%, each share is exchangeable one for
                 one into Debentures, Par $1,000, 10/31/06 (3).............................    3,012,230
                                                                                            ------------
                                                                                               7,890,035
                                                                                            ------------

               TELECOMMUNICATION EQUIPMENT (1.3%)
      2,130    Crown Castle International Corp., 12 3/4%, each share is exchangeable one
                 for one into Debentures, Par $1,000, 12/15/10 (3).........................    2,172,112

               TELECOMMUNICATION SERVICES (4.0%)
      2,202    Dobson Communications Corp., 13%, each share is exchangeable one for
                 one into Debentures, Par $1,000, 5/1/09 (3)...............................    2,410,967
      1,000    E. Spire Communications Inc., 13 3/4%, each share is exchangeable one for
                 one into Debentures, Par $1,000, 10/15/09 (3).............................      305,000
      2,000    ICG Holdings Inc., 14 1/4%, each share is exchangeable one for one into
                 Debentures, Par $1,000, 5/1/09 (3)........................................    1,750,000
     41,400    Nextlink Communications Inc., 14%, each share is exchangeable one for
                 one into Debentures, Par $ 50, 2/1/09 (3).................................    2,235,600
                                                                                            ------------
                                                                                               6,701,567
                                                                                            ------------

               TOTAL PREFERRED STOCK (Cost $16,334,689)  ..................................   16,763,714
                                                                                            ------------

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
COMMON STOCKS (3.4%)
               CABLE TV (0.0%)
      2,000    Optel Inc. (non-voting) (1)................................................. $         20

               ENTERTAINMENT (0.8%)
     42,800    Spanish Broadcasting Systems, Inc., Class "B" (1) ..........................    1,326,533

               FOREIGN TELECOMMUNICATIONS (0.8%)
     26,600    Clearnet Communications Inc.................................................    1,034,075
      5,235    Primus Telecom Group Inc....................................................      167,193
     12,568    World Access Inc............................................................      216,798
                                                                                            ------------
                                                                                               1,418,066

               TELECOMMUNICATION EQUIPMENT (0.0%)
        948    Loral Space & Communications Inc. ..........................................       18,605

               TELECOMMUNICATION SERVICES (1.8%)
      3,030    Adelphia Business Solutions, Inc. ..........................................      155,288
      6,001    Advanced Radio Telecom Corp.................................................      146,649
      4,376    Allegiance Telecom Inc. ....................................................      461,121
     17,657    GST Telecommunications Inc. ................................................      153,395
      4,125    ICG Telecommunications Inc..................................................       99,516
      8,713    Intermedia Communications Inc. .............................................      374,669
     10,758    MGC Communications, Inc. ...................................................      613,878
      2,361    Nextel Communications Inc. .................................................      251,151
     20,515    Viatel Inc..................................................................      757,773
                                                                                            ------------
                                                                                               3,013,440
                                                                                            ------------
               TOTAL COMMON STOCKS (Cost $1,780,716) ......................................    5,776,664
                                                                                            ------------

WARRANTS (1.9%)
               CABLE (0.0%)
      9,000    Diva Systems Corp., (to purchase 1 share of Common Stock,
                 @ $.01/share, expires 3/1/08) (2).........................................           90

               ENTERTAINMENT (0.4%)
      6,500    CD Radio Inc., (to purchase 3.65 shares of Common Stock,
                 @ $28.60/share, expires 5/15/09) (1)(2)...................................      565,500

               FOREIGN TELECOMMUNICATION (1.5%)
      1,750    Colt Telecom Group PLC (to purchase 31.2 ordinary shares,
                 @(pound).75625/share, expires 12/31/06) (1)(2)............................    2,269,750
      2,095    Ionica PLC (to purchase 34.7 shares of Common Stock,
                 @(pound).10/share, expires 8/15/06)(1)(2).................................           21

--------------------------------------------------------------------------------
10

                                              Value Line Aggressive Income Trust


                                                                January 31, 2000
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               FOREIGN TELECOMMUNICATION (1.5%)-- (continued)
      4,000    Microcell Telecommunications Inc. "Conditional" (to purchase 3.072
                 class "B", non-voting shares, @ $.01/share, expires 6/1/06) (1) (2)....... $    300,000
                                                                                            ------------
                                                                                               2,569,771
               OILFIELD SERVICES/EQUIPMENT (0.0%)
      1,000    Key Energy Services Inc., (to purchase 13.55 shares of Common Stock,
                 @$4.88125/share expires 1/15/09 (1) (2)...................................       30,000

               TELECOMMUNICATION SERVICES (0.0%)
     76,250    DTI Holdings Inc. (to purchase 1.552 shares of Common Stock,
                 @$.01/share, expires 3/1/08)(1)(2)........................................          762
      3,000    KMC Telecom Holdings Inc. (to purchase .21785 shares of Common Stock,
                 @$.21785/share, expires 4/15/08) (1)(2)...................................       75,000
                                                                                            ------------
                                                                                                  75,762
                                                                                            ------------
               TOTAL WARRANTS (Cost $782,256) .............................................    3,241,123
                                                                                            ------------

               TOTAL INVESTMENT SECURITIES (93.8%) (Cost $155,466,167) ....................  159,152,501

REPURCHASE AGREEMENTS (6.8%)
   (including accrued interest)
 $5,000,000    Collateralized by $4,155,000 U.S. Treasury Bonds, 10 1/2%, due 8/15/05
                 with a value of $5,108,025 (with State Street Bank and Trust Company,
                 5.67%, dated 1/31/00, due 2/1/00 delivery value $5,000,788)...............    5,000,788
  6,500,000    Collateralized by $6,042,000 U.S. Treasury Bonds, 7 1/2%,
                 due 11/15/16 with a value of $6,623,106 (with Warburg Dillon Read LLC,
                 5.60%, dated 1/31/00, due 2/1/00 delivery value $6,501,011)...............    6,501,011
                                                                                            ------------

               TOTAL REPURCHASE AGREEMENTS (6.8%) (Cost $11,501,799) ......................   11,501,799
                                                                                            ------------

LIABILITIES LESS CASH AND OTHER ASSETS (-0.6%) ............................................   (1,067,849)
                                                                                            ------------

NET ASSETS (100.0%) ....................................................................... $169,586,451
                                                                                            ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
   PER OUTSTANDING SHARE .................................................................. $       7.22
                                                                                            ============

(1) 144A Security where certain conditions for public sale may exist.
(2) Non-income producing security
(3) PIK (Payment-in-kind).  Interest payment is made with additional securities.




See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Statement of Assets and Liabilities
at January 31, 2000
--------------------------------------------------------------------------------

                                                                   (In thousands
                                                                      except
                                                                     per share
                                                                      amount)
                                                                    ------------
Assets:
Investment securities, at value
  (cost-- $155,466) ........................................          $ 159,152
Repurchase agreements (cost $11,502) .......................             11,502
Interest receivable ........................................              2,058
Dividends receivable .......................................                 17
Receivable for securities sold .............................              1,008
Receivable for trust shares sold ...........................                647
                                                                      ---------
    Total Assets ...........................................            174,384
                                                                      ---------
Liabilities:
Due to custodian ...........................................                 20
Payable for securities purchased ...........................              3,810
Payable for trust shares repurchased .......................                433
Dividends payable to shareholders ..........................                344
Accrued expenses:
  Advisory fee .............................................                 91
  Other ....................................................                100
                                                                      ---------
    Total Liabilities ......................................              4,798
                                                                      ---------
Net Assets: ................................................          $ 169,586
                                                                      =========
Net Assets:
Shares of beneficial interest,
  at $.01 par value
  (authorized unlimited,
  outstanding 23,489,320) ..................................          $     235
Additional paid-in capital .................................            192,296
Accumulated net realized loss
  on investments ...........................................            (26,631)
Unrealized net appreciation
  of investments ...........................................              3,686
                                                                      ---------
    Net Assets .............................................          $ 169,586
                                                                      =========
Net Asset Value, Offering and
  Redemption Price
  per Outstanding Share ....................................          $    7.22
                                                                      =========


Statement of Operations
for the Year Ended January 31, 2000
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                  -------------

Investment Income:
Interest income ............................................        $ 16,950
Other income ...............................................             182
                                                                    --------
                                                                      17,132
                                                                    --------
Expenses:
Advisory fee ...............................................           1,040
Transfer agent fees ........................................              57
Auditing and legal fees ....................................              46
Printing, checks and stationery ............................              45
Custodian fees .............................................              38
Taxes and other expenses ...................................              29
Registration and filing fees ...............................              24
Trustees' fees and expenses ................................              14
                                                                    --------
    Total Expenses before
      custody credits ......................................           1,293
    Less: custody credits ..................................              (5)
                                                                    --------
    Net Expenses ...........................................           1,288
                                                                    --------
Net Investment Income ......................................          15,844
                                                                    --------
Realized and unrealized Gain (Loss)
  on Investments
  Realized Loss-- Net ......................................         (19,054)
  Change in Unrealized
    Appreciation-- Net .....................................          14,971
                                                                    --------
Net Realized Loss and Change in
  Net Unrealized Appreciation
  on Investments ...........................................          (4,083)
                                                                    --------
Net Increase in Net Assets
  from Operations ..........................................        $ 11,761
                                                                    ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                              Value Line Aggressive Income Trust


Statement of Changes in Net Assets
for the Years Ended January 31, 2000 and 1999
--------------------------------------------------------------------------------

                                                                     2000         1999
                                                                 ------------------------
                                                                       (In thousands)
Operations:
  Net investment income ........................................   $  15,844    $  15,677
  Realized gain (loss) on investments-- Net ....................     (19,054)      (5,192)
  Change in net unrealized appreciation ........................      14,971      (17,830)
                                                                 ------------------------
  Net increase/decrease in net assets from operations ..........      11,761       (7,345)
                                                                 ------------------------

Distributions to Shareholders:
  Net investment income ........................................     (15,942)     (15,605)
                                                                 ------------------------

Trust Share Transactions:
  Net proceeds from sale of shares .............................     176,284      164,217
  Net proceeds from reinvestment of distribution to shareholders      10,772       10,593
                                                                 ------------------------
                                                                     187,056      174,810
  Cost of shares repurchased ...................................    (188,094)    (123,767)
                                                                 ------------------------
  Decrease/increase from share transactions ....................      (1,038)      51,043
                                                                 ------------------------
Total Decrease/Increase in Net Assets ..........................      (5,219)      28,093


Net Assets:
  Beginning of year ............................................     174,805      146,712
                                                                 ------------------------
  End of year ..................................................   $ 169,586    $ 174,805
                                                                 ========================

Undistributed net investment income at end of year .............   $      --    $      98
                                                                 ========================





See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers' inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.


--------------------------------------------------------------------------------
14

                                              Value Line Aggressive Income Trust


                                                                January 31, 2000
--------------------------------------------------------------------------------

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.   Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:

                                                             Year Ended
                                                             January 31,
                                                      -------------------------
                                                         2000             1999
                                                      -------------------------
                                                            (in thousands)

Shares sold ..................................          24,277           20,676
Shares issued to shareholders
in reinvestment of dividends .................           1,485            1,330
                                                      -------------------------
                                                        25,762           22,006
Shares repurchased ...........................         (25,723)         (15,498)
                                                      -------------------------
Net increase .................................              39            6,508
                                                      =========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:
                                                                   Year Ended
                                                                January 31, 2000
                                                                ----------------
                                                                 (in thousands)
PURCHASES:
Investment Securities ...................................          $223,495
                                                                   ========
SALES:
Investment Securities ...................................          $223,742
                                                                   ========

At January 31, 2000, the aggregate cost of investments in securities including repurchase agreements for Federal income tax purposes was $169,040,504. The cost basis has been adjusted for deferral of wash sale losses of $2,072,538. The aggregate appreciation and depreciation of investments at January 31, 2000 based on a comparison of investment values and their costs for Federal income tax purposes, was $8,056,670 and $6,442,874, respectively, resulting in a net appreciation of $1,613,796.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 2000 of $22,413,197, of which $2,386,247 will expire in 2003,
$2,530,550 in 2007 and $17,496,400 in 2008. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

For the year ended January 31, 2000, permanent book tax differences due to the expiration of capital loss carryovers of $599,408 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

During the year ended January 31, 2000, as permitted under Federal income tax regulations, the Trust has elected to defer $2,145,310 of Post-October net capital losses to the next taxable year.


--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Notes to Financial Statements
--------------------------------------------------------------------------------

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,040,014 was paid or payable to Value Line, Inc., the Trust's investment adviser, (the "Adviser"), for the year ended January 31, 2000. This was computed at an annual rate of .75 of 1% per year on the first $100 million of the Trust's average daily net assets for the period, and .50 of 1% on the average daily net assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At January 31, 2000, the Adviser owned 482,058 shares of beneficial interest in the Trust, representing 2.05% of the outstanding shares.

In addition, certain officers and trustees owned 2,171 shares of beneficial interest in the Trust, representing .01% of the outstanding shares.




--------------------------------------------------------------------------------
16

                                              Value Line Aggressive Income Trust


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Year Ended January 31,
                                              ----------------------------------------------------------------------------
                                                 2000            1999             1998             1997            1996
                                              ---------        ---------        ---------        ---------       ---------
Net asset value, beginning of year ........   $    7.45        $    8.66        $    8.21        $    7.64       $    6.80
                                              ----------------------------------------------------------------------------

  Income from investment operations:
    Net investment income .................         .73              .78              .72              .75             .69
    Net gains or losses on securities
      (both realized and unrealized) ......        (.23)           (1.21)             .45              .57             .85
                                              ----------------------------------------------------------------------------
      Total from investment operations ....         .50             (.43)            1.17             1.32            1.54
                                              ----------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..        (.73)            (.78)            (.72)            (.75)           (.70)
                                              ----------------------------------------------------------------------------
  Net asset value, end of year ............   $    7.22        $    7.45        $    8.66        $    8.21       $    7.64
                                              ============================================================================
Total return ..............................        7.16%           (5.13)%          14.97%           18.12%          23.79%
                                              ============================================================================

Ratios/Supplemental Data
Net assets, end of year (in thousands) ....   $ 169,586        $ 174,805        $ 146,712        $  83,765       $  41,776
Ratio of expenses to average net assets ...         .82%(2)          .81%(1)          .95%(1)         1.10%(1)        1.22%(1)
Ratio of net investment income to
  average net assets ......................       10.04%            9.81%            8.60%            9.70%           9.67%
Portfolio turnover rate ...................         154%             140%             251%             276%            284%

(1) Before offset for custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.






See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Value Line Aggressive Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Income Trust (the "Trust") at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 22, 2000


--------------------------------------------------------------------------------
18

                                              Value Line Aggressive Income Trust



--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------

Value Line Aggressive Income Trust


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value to its net assets will be invested in securities issued or guaranteed by U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.



--------------------------------------------------------------------------------
20

================================================================================

INVESTMENT ADVISER            Value Line, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

DISTRIBUTOR                   Value Line Securities, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

CUSTODIAN BANK                State Street Bank and Trust Co.
                              225 Franklin Street
                              Boston, MA 02110

SHAREHOLDER                   State Street Bank and Trust Co.
SERVICING AGENT               c/o NFDS
                              P.O. Box 219729
                              Kansas City, MO 64121-9729

INDEPENDENT                   PricewaterhouseCoopers LLP
ACCOUNTANTS                   1177 Avenue of the Americas
                              New York, NY 10036

LEGAL COUNSEL                 Peter D. Lowenstein, Esq.
                              Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

TRUSTEEs                      Jean Bernhard Buttner
                              John W. Chandler
                              David H. Porter
                              Paul Craig Roberts
                              Nancy-Beth Sheerr

OFFICERS                      Jean Bernhard Buttner
                              Chairman and President
                              Nathan N.J. Grant
                              Vice President
                              Bruce H. Alston
                              Vice President
                              David T. Henigson
                              Vice President and
                              Secretary/Treasurer
                              Jack M. Houston
                              Assistant Secretary/Treasurer
                              Stephen La Rosa
                              Assistant Secretary/Treasurer



This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).


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